UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Truist Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TRUIST FINANCIAL CORPORATION 2023 Annual Meeting Vote by April 24, 2023 11:59 PM ET. For shares held in the Truist 401(k) Plan, vote by April 21, 2023 1:00 AM ET. TRUIST FINANCIAL CORPORATION 214 N. TRYON STREET CHARLOTTE, NC 28202 D95006-Z84200-P85508 You invested in TRUIST FINANCIAL CORPORATION and it?s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 25, 2023. Get informed before you vote View the 2023 Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person or Virtually at the Point your camera here and Meeting* vote without entering a April 25, 2023 11:00 a.m. Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/TFC2023 Truist Center Innovation and Technology Center—14th Floor 214 N. Tryon Street Charlotte, North Carolina 28202 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. The election of twenty-one directors, each for a one-year term expiring at the 2024 Annual Meeting of Shareholders. 1a. Jennifer S. Banner For 1b. K. David Boyer, Jr. For 1c. Agnes Bundy Scanlan For 1d. Anna R. Cablik For 1e. Dallas S. Clement For 1f. Paul D. Donahue For 1g. Patrick C. Graney III For 1h. Linnie M. Haynesworth For 1i. Kelly S. King For 1j. Easter A. Maynard For 1k. Donna S. Morea For 1l. Charles A. Patton For 1m. Nido R. Qubein For 1n. David M. Ratcliffe For 1o. William H. Rogers, Jr. For 1p. Frank P. Scruggs, Jr. For 1q. Christine Sears For 1r. Thomas E. Skains For 1s. Bruce L. Tanner For 1t. Thomas N. Thompson For 1u. Steven C. Voorhees For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Truist’s independent registered public accounting For firm for 2023. 3. Advisory vote to approve Truist’s executive compensation program. For 4. To recommend that a non-binding, advisory vote to approve Truist’s executive compensation program be put to shareholders for their consideration every: one; two; or three years. 1 Year 5. Shareholder proposal regarding an independent Chairman of the Board of Directors, if properly presented at the Against Annual Meeting. NOTE: Designated proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D95007-Z84200-P85508